UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 18, 2013

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (972) 444-9001

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02.                      Results of Operations and Financial Condition

Explanatory note:  Pioneer Natural Resources Company and its subsidiaries ("Pioneer" or the "Company") present in this Item 2.02 certain information regarding the impact of changes in the fair values of derivative instruments on its results of operations for the three and nine months ended September 30, 2013 and certain other information regarding its derivative instruments.

The following table summarizes net derivative gains and losses that Pioneer expects to record in its earnings for the three and nine months ended September 30, 2013:

DERIVATIVE LOSSES, NET
(in thousands)

	Three Months Ended September 30, 2013	Nine Months Ended September 30, 2013
Noncash changes in fair value:
Oil derivative losses	$(114,494)	$(58,621)
NGL derivative gains (losses)	(2,023)	812
Gas derivative losses	(26,426)	(80,392)
Marketing derivative gains	—	22
Interest rate derivative gains	6,387	16,111
Total noncash derivative losses, net	(136,556)	(122,068)

Cash settled changes in fair value:
Oil derivative gains (losses)	(8,599)	6,250
NGL derivative gains	907	872
Gas derivative gains	41,713	114,299
Marketing derivative losses	—	(168)
Interest rate derivative gains	—	482
Total cash derivative gains, net	34,021	121,735
Total derivative losses, net	$(102,535)	$(333)

Item 7.01                 Regulation FD Disclosure

Oil, NGL and gas price derivatives. The following table presents Pioneer’s open commodity oil, NGL and gas derivative positions as of October 16, 2013:

	2013	Year Ending December 31,
	Fourth Quarter	2014	2015	2016
Average Daily Oil Production Associated with Derivatives (Bbl):
Collar contracts with short puts:
Volume	69,000	69,000	85,000	25,000
NYMEX price:
Ceiling	$120.55	$114.05	$98.98	$93.30
Floor	$91.39	$93.70	$88.06	$85.00
Short put	$74.22	$77.61	$73.06	$70.00
Swap contracts:
Volume	9,750	10,000	—	—
NYMEX Price	$95.57	$93.87	$—	$—
Rollfactor swap contracts:
Volume	11,000	19,000	—	—
NYMEX roll price (a)	$0.85	$0.45	$—	$—
Basis swap contracts:
Cushing-LLS index swap volume	3,000	—	—	—
Price differential ($/Bbl) (b)	$8.53	$—	$—	$—
Average Daily NGL Production Associated with Derivatives (Bbl):
Collar contracts with short puts (c):
Volume	1,064	1,000	—	—
Index price
Ceiling	$105.28	$109.50	$—	$—
Floor	$89.30	$95.00	$—	$—
Short put	$75.20	$80.00	$—	$—
Collar contracts (d):
Volume	2,500	3,000	—	—
Index price
Ceiling	$12.68	$13.72	$—	$—
Floor	$10.50	$10.78	$—	$—
Average Daily Gas Production Associated with Derivatives (MMBtu):
Collar contracts with short puts:
Volume	—	115,000	285,000	20,000
NYMEX price:
Ceiling	$—	$4.70	$5.07	$5.36
Floor	$—	$4.00	$4.00	$4.00
Short put	$—	$3.00	$3.00	$3.00
Collar contracts:
Volume	152,500	—	—	—
NYMEX price:
Ceiling	$6.22	$—	$—	$—
Floor	$4.98	$—	$—	$—
Swap contracts:
Volume	165,870	175,000	20,000	—
NYMEX price (e)	$5.10	$4.02	$4.31	$—
Basis swap contracts:
Permian Basin index swap volume (f)	52,500	10,000	10,000	—
Price differential ($/MMBtu)	$(0.23)	$(0.15)	$(0.13)	$—
Mid-Continent index swap volume (f)	50,000	65,082	20,000	—
Price differential ($/MMBtu)	$(0.30)	$(0.19)	$(0.21)	$—
Gulf Coast index swap volume (f)	60,000	—	—	—
Price differential ($/MMBtu)	$(0.14)	$—	$—	$—
__________

(a)
Represent swaps that fix the difference between (i) each day's price per Bbl of West Texas Intermediate oil "WTI" for the first nearby month less (ii) the price per Bbl of WTI for the second nearby NYMEX month, multiplied by .6667; plus (iii) each day's price per Bbl of WTI for the first nearby month less (iv) the price per Bbl of WTI for the third nearby NYMEX month, multiplied by .3333.

(b)	Represent swaps that fix the basis differential between Cushing WTI and Louisiana Light Sweet crude "LLS".

(c)	Represent collar contracts with short puts that reduce the price volatility of natural gasoline forecasted for sale by the Company at Mont Belvieu, Texas-posted prices.

(d)	Represent collar contracts that reduce the price volatility of ethane forecasted for sale by the Company at Mont Belvieu, Texas-posted prices.

(e)	Represents the NYMEX Henry Hub ("NYMEX HH") index price on the derivative trade date.

(f)
Represent swaps that fix the basis differentials between the index prices at which the Company sells its Permian Basin, Mid-Continent and Gulf Coast gas and the NYMEX HH index price used in gas swap and collar contracts.

Interest rate derivatives. As of October 16, 2013, the Company had interest rate derivative contracts whereby the Company will receive a fixed interest rate of 3.95 percent in exchange for paying a floating interest rate comprised of the three-month LIBOR plus an average rate of 1.11 percent on a notional amount of $400 million through July 15, 2022.

Cautionary Statement Concerning Forward-Looking Statements

Except for historical information contained herein, the statements in this Current Report on Form 8-K are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of the Company are subject to a number of risks and uncertainties that may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of commodity prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, litigation, the costs and results of drilling and operations, availability of equipment, services, resources and personnel required to complete the Company's operating activities, access to and availability of transportation, processing, fractionation and refining facilities, Pioneer's ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to Pioneer's credit facility and derivative contracts and the purchasers of Pioneer's oil, NGL and gas production, uncertainties about estimates of reserves and the ability to add proved reserves in the future, the assumptions underlying production forecasts, quality of technical data, environmental and weather risks, including the possible impacts of climate change, the risks associated with the ownership and operation of an industrial sand mining business, the risks associated with the Agreement and Plan of Merger dated as of August 9, 2013, by and among the Company, Pioneer Natural Resources USA, Inc., a wholly-owned subsidiary of the Company (“Pioneer USA”), PNR Acquisition Company, LLC, a wholly-owned subsidiary of the Company (“MergerCo”), Pioneer Southwest Energy Partners L.P. (the "Partnership") and Pioneer Natural Resources GP LLC, a wholly-owned subsidiary of the Company and the general partner of the Partnership (“Pioneer Southwest GP”), pursuant to which MergerCo will merge with and into the Partnership at the effective time of the merger, with the Partnership surviving the merger (the “Merger”), such that following the Merger, Pioneer Southwest GP will remain a wholly-owned subsidiary of Pioneer USA and the sole general partner of the Partnership, and Pioneer USA will be the sole limited partner of the Partnership, including the risks that the Merger will not be consummated and the anticipated benefits from the Merger cannot be fully realized, and acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. The Company undertakes no duty to publicly update these statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Frank W. Hall
Frank W. Hall,
Vice President and Chief Accounting Officer

Dated: October 18, 2013